Exhibit 99.1

BioLife Solutions Announces Preliminary 2021 Revenue of $119 Million, Up 148% Over 2020

Biopreservation Media Revenue of $43 Million Increased 39% Over 2020

BOTHELL, Wash., January 10, 2022—BioLife Solutions, Inc. (NASDAQ: BLFS), a leading supplier of class-defining bioproduction tools and services for the cell and gene therapy (CGT) and broader biopharma markets, today announced preliminary revenue for the fourth quarter and full year 2021.

Preliminary revenue (unaudited) for the fourth quarter of 2021 by platform compared with the fourth quarter of 2020 includes the following:

Platform (000’s)	Q4 2021	Q4 2020	Change $	Change %
Cell Processing	$14,834	$8,193	$6,641	81%
Freezers & Thaw Systems	16,557	4,312	12,245	284%
Storage & Storage Services	5,873	2,221	3,652	164%
Total	$37,264	$14,726	$22,538	153%

Preliminary revenue (unaudited) for the full year 2021 by platform compared with the full year 2020 includes the following:

Platform (000’s)	FY 2021	FY 2020	Change $	Change %
Cell Processing	$44,964	$30,946	$14,018	45%
Freezers & Thaw Systems	56,578	13,549	43,029	318%
Storage & Storage Services	17,573	3,592	13,981	389%
Total	$119,115	$48,087	$71,028	148%

Organic revenue, defined as net sales excluding, when they occur, the impact of acquisitions, increased 64% in Q4 2021 compared to Q4 2020 and increased 37% for the full year 2021 compared to full year 2020.

Mike Rice, BioLife Solutions Chairman and Chief Executive Officer, remarked, “Our team continued to perform at a high level in 2021, achieving record revenue results across our bioproduction tools and services portfolio. We experienced sustained and strong demand for our cell processing platform, comprised of biopreservation media and Sexton tools. Our proprietary biopreservation products experienced tremendous growth throughout 2021, as more of our largest media customers continued to receive regulatory approval for their cell and gene therapies (CGT) and as we continued to drive adoption in the CGT space by new, early-stage customers in 2021. Our freezer and thaw systems platform grew nicely in 2021, and we leveraged our media customer relationships to capture cross-selling opportunities with several key customers. Finally, our storage and storage services platform far exceeded our expectations for revenue, growing 389% over 2020. Overall, we are strongly configured to continue to execute successfully to drive growth in 2022.”

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Troy Wichterman, Chief Financial Officer, added, “We enter 2022 with good business momentum and continued strong demand for all of our revenue platforms. In 2021, we realized significant revenue growth of nearly 150% over the prior year, as a result of a cohesive team effort and the acquisitions we completed over the past two years. We anticipate providing 2022 financial guidance when we report 2021 fourth quarter and full year financial results in late February.”

About BioLife Solutions

BioLife Solutions is a leading supplier of class-defining bioproduction tools and services for the cell and gene therapy and broader biopharma markets. Our tools portfolio includes our proprietary CryoStor® and HypoThermosol® biopreservation media for shipping and storage, the ThawSTAR® family of automated, water-free thawing products, evo® cold chain management system,  high capacity cryogenic storage freezers, Stirling Ultracold mechanical freezers, SciSafe biologic storage services, and Sexton Biotechnologies cell processing tools. For more information, please visit www.biolifesolutions.com, www.scisafe.com, www.stirlingultracold.com, or www.sextonbio.com and follow BioLife on Twitter.

About Preliminary Financial Results

The preliminary revenue results set forth above are unaudited, are based on management’s initial review of the Company’s revenue for the quarter and year ended December 31, 2021 and are subject to revision based upon the Company’s year-end closing procedures and the completion and external audit of the Company’s year-end financial statements. Actual revenue results may differ materially from these preliminary unaudited revenue results as a result of the completion of year-end closing procedures, final adjustments and other developments arising between now and the time that Company’s financial results are finalized, and such changes could be material. In addition, these preliminary unaudited revenue results are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2021, do not give account to any increase in expenses for the year ended December 31, 2021 versus the year ended December 31, 2020, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the Company’s results for any future period.

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Cautions Regarding Forward Looking Statements:

Except for historical information contained herein, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning the expected financial performance of the company following the completion of its recent acquisitions and giving effect to the COVID-19 pandemic, the company's ability to implement its business strategy and anticipated business and operations, in particular following its acquisitions of Stirling Ultracold and Sexton Biotechnologies, the expected synergies between the company, Stirling Ultracold, and Sexton Biotechnologies, the company's ability to realize all or any of the anticipated benefits associated with its recent acquisitions, the potential utility of and market for the company's products and services and the company's ability to cross sell its products and services, including its recently acquired products, guidance for financial results for 2022 and beyond, including regarding Stirling Ultracold and Sexton Biotechnologies revenue, and potential market expansion, including with consideration to our recent acquisitions and giving effect to the COVID-19 pandemic, the company's anticipated future growth strategy, including the acquisition of synergistic cell and gene therapy manufacturing tools and services or technologies, regulatory approvals and/or commercial manufacturing of our customers' products, and potential customer revenue. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including among other things, unexpected costs, charges or expenses resulting from the acquisition of Stirling Ultracold and Sexton Biotechnologies (or from the company's 2019 and 2020 acquisitions), market adoption of the company's products (including the company's recently acquired products including the products of Stirling Ultracold and Sexton Biotechnologies), the ability of the Stirling Ultracold and Sexton Biotechnologies acquisition (or the company's 2019 and 2020 acquisitions) to be accretive on the company's financial results, the ability of the company to continue to implement its business strategy, uncertainty regarding third-party market projections, market volatility, competition, litigation, the impact of the COVID-19 pandemic, and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law.

Contact Information:

At the Company

Troy Wichterman

Chief Financial Officer

(425) 402-1400

twichterman@biolifesolutions.com

Investors

LHA Investor Relations

Jody Cain

(310) 691-7100

jcain@lhai.com

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